Van Kampen Advantage Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



Security  Purcha    Size  Offeri     Total    Amount   % of    % of
Purchase    se/      of     ng     Amount of    of    Offeri   Fund   Brokers
    d      Trade   Offeri Price    Offering   Shares    ng      s
           Date      ng     of                Purcha  Purcha   Tota
                          Shares                sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
                                                       1.11%   0.60  Citigroup,
                                                               %      Goldman,
Pennsylv  5/26/0     -    $97.25  $269,245,0  3,000,                  Sachs &
  ania       4                        00        000                     CO,
Turnpike                                                              Merrill
Commissi                                                              Lynch &
   on                                                                 Co., UBS
                                                                     Financial
                                                                      Services
                                                                      Inc., JP
                                                                      Morgan,
                                                                     Commonweal
                                                                         th
                                                                     Securities
                                                                        and
                                                                     Investment
                                                                      s, Inc.,
                                                                       Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                       Morgan
                                                                      Stanley,
                                                                      Wachovia
                                                                       Bank,
                                                                      National
                                                                     Associatio
                                                                      n, First
                                                                      Security
                                                                     Investment
                                                                      , Inc.,
                                                                       Lehman
                                                                     Brothers,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                        Inc.

                                                                      Goldman,
                                                                      Sachs &
                                                                     Co., Bear,
                                                                     Stearns &
   New    8/13/0     -    $103.4  $807,502,3  3,000,   0.37%   0.58  Co., Inc.,
 Jersey      4              5         55        000             %     Advest,
Economic                                                             Inc., PNC
Developm                                                              Capital
   ent                                                                Markets,
Authorit                                                              Merrill
    y                                                                 Lynch &
                                                                        Co.,
                                                                      Jackson
                                                                     Securities
                                                                     , Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                     Sturdivant
                                                                       & Co.,
                                                                       Inc.,
                                                                       Morgan
                                                                      Stanley,
                                                                       Lehman
                                                                     Brothers,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                      Wachovia
                                                                       Bank,
                                                                     N.A., Loop
                                                                      Capital
                                                                      Markets,
                                                                        LLC,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc.

                                                                     Citigroup,
                                                                      RBC Dain
                                                                     Rauscher,
   New    10/7/0     -    $98.18  $1,468,395  2,700,   0.18%   0.53   Goldman,
 Jersey      4                       ,000       000             %     Sachs &
Economic                                                                Co.,
Developm                                                             JPMorgan,
   ent                                                                  A.G.
Authorit                                                              Edwards,
    y                                                                JB Hanauer
                                                                     & Co., PNC
                                                                      Capital
                                                                      Markets,
                                                                     Ryan Beck
                                                                       & Co.,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Morgan
                                                                      Keegan &
                                                                      Company,
                                                                       Inc.,
                                                                       Powell
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                     Ramirez &
                                                                     co., Inc.,
                                                                     Blaylock &
                                                                     Partners,
                                                                       L.P.,
                                                                       Morgan
                                                                      Stanley,
                                                                       Bear,
                                                                     Stearns &
                                                                     Co., Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                      Inc., NW
                                                                     Capital (a
                                                                      division
                                                                     of Windsor
                                                                     Financial
                                                                      Group),
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                      Sterne &
                                                                       Agee &
                                                                       Leach,
                                                                        Inc.
                                                                       Bear,
                                                                     Stearns &
                                                                     Co., Inc.,
New York  10/28/     -    $107.8  $1,869,010  1,500,   0.08%   0.29  Citigroup,
  Sales     04              8        ,000       000             %    M.R. Beal
   Tax                                                               & Company,
  Asset                                                              Remirez &
Receivab                                                             Co., Inc.,
   le                                                                 ABN Amro
Corporat                                                             Financial
   ion                                                               Services,
                                                                     Apex Pryor
                                                                     Securities
                                                                       , CMI
                                                                      Capital
                                                                       Market
                                                                     Investment
                                                                      , First
                                                                      American
                                                                     Municipals
                                                                       , Legg
                                                                     Mason Wood
                                                                       Walker
                                                                     Incorporat
                                                                        ed,
                                                                      Prager,
                                                                      Sealy &
                                                                     Co., LLC,
                                                                        SWS
                                                                     Securities
                                                                     , Goldman,
                                                                      Sachs &
                                                                        Co.,
                                                                       Lehman
                                                                     Brothers,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                       Inc.,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                        ed,
                                                                     Advest/Leb
                                                                      enthal,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                      Commerce
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Jackson
                                                                     Securities
                                                                       , Loop
                                                                      Capital
                                                                      Markets,
                                                                        LLC,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                        UBS
                                                                     Financial
                                                                     Services,
                                                                      Inc., JP
                                                                      Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                      Siebert
                                                                      Branford
                                                                       Shank,
                                                                        A.G.
                                                                      Edwards,
                                                                     CIBC World
                                                                      Markets,
                                                                      Fidelity
                                                                      Capital
                                                                      Markets,
                                                                       Janney
                                                                     Montgomery
                                                                       Scott,
                                                                      Popular
                                                                     Securities
                                                                     , RBC Dain
                                                                      Rauscher
                                                                       Inc.,
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n